UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period:  February 28, 2018

Item 1. Reports to Stockholders.

Classic Value Investing

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6
Pzena Small Cap Value Fund	8

Pzena Mid Cap Value Fund
Portfolio Allocation	10
Schedule of Investments	11

Pzena Emerging Markets Value Fund
Portfolio Allocation	12
Schedule of Investments	13
Portfolio Diversification	15

Pzena Long/Short Value Fund
Portfolio Allocation	16
Schedule of Investments	17
Schedule of Securities Sold Short	19

Pzena Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	26
Pzena Emerging Markets Value Fund	27
Pzena Long/Short Value Fund	28
Pzena Small Cap Value Fund	29

Statement of Cash Flows – Pzena Long/Short Value Fund	30

Financial Highlights
Pzena Mid Cap Value Fund	31
Pzena Emerging Markets Value Fund	33
Pzena Long/Short Value Fund	35
Pzena Small Cap Value Fund	37

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	51

Expense Example	52

Information about Trustees and Officers	54

Approval of Investment Advisory Agreement	57

Notice to Shareholders	61

Privacy Notice	62

Dear Shareholder:

Stocks were strong across the globe this past fiscal year as nearly every country’s equity market generated mid-teens or higher gains in U.S. dollars. In the emerging markets, robust economic growth and low inflation formed a solid backdrop which, combined with strong corporate results, allowed them to outpace their developed peers for the trailing one-year. In the U.S., performance was driven by strong economic momentum and tax reform that drove up expected earnings for 2018. European equity markets were solid as the macro environment in Europe continues to strengthen despite bouts of political uncertainty (i.e. Catalan crisis, German election). In all regions and across all market capitalization breakdowns, however, the value approach lagged portfolios of growth stocks, reversing the relative gains produced by value strategies during the previous 12-month period.

To some extent, stock market returns this past fiscal year reflect investors’ adoration of disruptors, many of which are in the U.S. and China, supported by the notion that these companies will displace incumbents in a fight-to-the-death battle. The so-called FANG MAN group of U.S. companies (Facebook, Apple, Netflix, Google; Microsoft, Amazon and Nvidia) were up a cap weighted 45.9% over the past fiscal year, representing 30.1% of the Russell 1000 Index’s overall gains and approximately 14.0% of its market cap. In Asia, we have the BATs (Baidu, Alibaba, and Tencent), which rose a cap weighted 88.3%, accounting for 21.8% of the MSCI Emerging Market Index’s gain and now account for approximately 8.2% of its market cap. Those subject to disruption have lagged, opening the door to clear-eyed analysis of risk and opportunity.

One can never know the outcome with certainty of how disruptive forces, technological or otherwise, may impact a business, but our aim is to expose our clients’ Funds to good businesses with defensible franchises and significant upside potential where valuations already assume they’ve lost. By doing so, we endeavor to tilt the odds in our favor – skewed outcomes in the investment vernacular – so that our winners win big, and the others inflict limited pain. Some businesses will most certainly fall prey to the fangs of a disruptor. But remember, businesses built over decades have strengths, and disruption isn’t either easy or typically permanent. Though their valuations have been slashed, managements respond to new technologies and have other advantages like brand, distribution, service, and more that are powerful.

We deal with disruption the same way we evaluate any opportunity – through research. In all cases we seek to understand the strength of the underlying business franchise and a company’s ability to ward off competition or bounce back from a near-term setback. The breadth and scope of the opportunity set in value today continues to expand.  Whether by way of over-reaction to earnings disappointments, restructuring or rationalization situations or company-specific challenges, these enable us to continue to build portfolios of stocks with multiple pathways back to their full earnings power.

We thank you, our investors, and hope this provides you with new insights into our classic value investment discipline, and an understanding of how our research team uncovers opportunities in an ever-changing world. As always, we welcome your comments and feedback.

Best regards,

Pzena Investment Management, LLC

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

Pzena Mid Cap Value Fund
Commentary
February 2018

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	0.16%	10.99%	8.09%	9.38%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	0.20%	11.08%	8.36%	9.68%
Russell Midcap® Value Index	-1.54%	5.41%	5.47%	8.45%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVMX Expense Ratio – Gross: 6.91%
PZVMX Expense Ratio – Net: 1.26%*
PZIMX Expense Ratio – Gross: 6.65%
PZIMX Expense Ratio – Net: 0.91%*

Expense ratios shown are as of a supplement to the Fund’s June 28, 2017 registration statement dated October 20, 2017.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

U.S. equity markets were solidly positive as economic momentum remained strong and tax reform drove up expected earnings for 2018. We did begin to see some volatility and market declines toward the end of the fiscal year against a backdrop of rising long bond yields as investors reappraised the economic growth and inflation outlook. Large capitalization stocks outperformed small caps and growth handily outpaced value. New technology drove performance over the fiscal year; within the Russell Midcap® Value Index the technology sector was up over 25%, followed by the producer durables and materials and processing sectors, up over 13% and 15%, respectively.

The Fund outperformed this fiscal year by more than 260 basis points, driven in equal parts by stock selection and sector weightings. The Fund’s holdings within the financial services sector contributed the most, benefitting from improving economic growth, tax reform, and deregulation. In addition, strength in this sector was across industries – Apollo Global Management in private equity, Voya Financial in life insurance and Regions Financial Corporation, a regional bank. Also participating in the improving economic environment were holdings within producer durables, led by Terex Corporation. The maker of aerial work platforms, cranes, and other construction related equipment, continues to execute on its restructuring plans while simultaneously buying back stock. Hewlett

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2018

Packard Enterprises was also a top contributor as it continued to monetize non-core divisions and saw improving demand and pricing, in line with a recovery in cyclical businesses around the world.

Energy proved to be the Fund’s weakest sector and Cenovus Energy Inc. (“Cenovus”) was the largest individual detractor, trading down after announcing its acquisition of Conoco Phillips’ 50% stake in their oil sands joint venture. Increased balance sheet leverage from the transaction along with depressed oil prices resulted in selling pressure on the stock. Axis Capital Holdings Limited, the property and casualty insurer, was weak due to catastrophe losses from storms as pricing proved to be less beneficial than initially hoped. Edison International declined largely due to the forest fires in California. We maintain positions in all of these companies.

There are several notable new positions in the Fund. Ryder Systems, Inc. (“Ryder”), the leading provider of commercial vehicle fleet management and supply chain solutions, came under pressure due to near-term headwinds in the commercial rental business due to soft demand and weak pricing, however its longer term positioning looks very solid. Increasing regulation and the cost and complexity of managing a commercial fleet should drive an increasing trend towards outsourcing from which Ryder stands to benefit. Small- and middle-market property and casualty insurer, Hanover Insurance Group (“Hanover”), has experienced recent challenges in two of their lines, commercial auto and multi-peril and increased reserve charges have weighed on the stock. We believe the underwriting issues are temporary and the company has a meaningful opportunity to increase market share with brokers over time. We added the leading provider of neonatal physician services, MEDNAX, Inc., which, despite a long history of stable margins, has seen earnings suffer recently from weak birth volumes, adverse payer mix, and cyclical wage inflation, which we expect to be offset by management actions and normalization in births. Avis Budget Group is a leading rental car company. In the U.S., the car rental industry is a three-player oligopoly making up 95% of volumes. The industry has recently suffered because of a series of execution issues at Hertz, which we believe has created an attractive investment opportunity, and we expect the industry will regain discipline on fleet sizing and pricing. We added XL Group Ltd, the Bermuda-based reinsurer, after its share price weakened on the back of expected losses due to a high number of catastrophes (hurricane, wildfire) that hit company earnings. And, finally, we bought Carlisle Companies Incorporated, an industrial conglomerate with strong positions in commercial roofing, aerospace components, and various other businesses. Higher input costs in commercial roofing, and a challenging transition from seatback in-flight entertainment systems to a bring-your-own-device approach have pressured earnings. Looking ahead, the company is well positioned to navigate these headwinds and return to normal profitability.

We also added to our positions in Avnet, Inc., JELD-WEN Holding, Inc., and Mylan N.V. on relative weakness. On the sell side, we exited ON Semiconductor Corporation as it approached our estimate of fair value and Staples, Inc. upon its buyout by a private equity firm. We also trimmed holdings of Hilton Worldwide Holdings Inc. and Torchmark Corp. on higher valuations.

The breadth and scope of the opportunity set among value stocks today has continued to expand generating new opportunities for the Fund, leading to an increasingly idiosyncratic portfolio construction.  Whether by way of over-reaction to earnings disappointments, restructuring or rationalization situations or company-specific challenges, these enable us to continue to build portfolios of stocks with disparate pathways back to their full earnings power. We are finding the best opportunities in producer durables, technology, and financial services, while we do not have any exposure to consumer staples, due to a dearth of attractive, inexpensive opportunities. We are also meaningfully underweight utilities and materials, again due the limited opportunities we see in these sectors.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

Basis point: one hundredth of one percent (0.01% or 0.0001).

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
February 2018

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	5.90%	6.48%	22.56%	4.66%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	5.98%	6.56%	22.63%	4.93%
MSCI Emerging Markets Index – Net USD	7.05%	10.58%	30.51%	7.32%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVEX Expense Ratio – Gross: 3.20%
PZVEX Expense Ratio – Net: 1.61%*
PZIEX Expense Ratio – Gross: 2.89%
PZIEX Expense Ratio – Net: 1.26%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2018.

Robust economic growth and low inflation formed a solid backdrop which, combined with strong corporate results, allowed emerging market equities to outpace their developed peers by a wide margin for the fiscal year. All sectors in the MSCI Emerging Markets Index were up for the fiscal year driven largely by information technology, which was fueled by Chinese companies Tencent Holdings Ltd. and Alibaba Group Holding Ltd. By geography, China, Korea, and Taiwan were the largest contributors to performance, while Qatar, Pakistan, and Egypt were marginal detractors. Value substantially underperformed growth, with the MSCI Emerging Markets Growth Index returning 38.69% versus the MSCI Emerging Markets Value Index’s return of 22.50%. The Fund underperformed, mostly due to having no exposure to the aforementioned Chinese tech darlings.

Leading telecom service provider, China Mobile Limited, detracted most from Fund returns on concerns of a slowdown in 4G subscription growth, expected high 5G capex requirements, and on news that the government aims to lower data prices. Automobile dealership, Grand Baoxin Auto Group Ltd. (“Baoxin”), was down on expectations for a more sluggish 2018. Oilseeds crusher, China Agri-Industries Holdings Limited, was down following the announcement of sale of its biochemical and biofuel business to COFCO (the company’s controlling shareholder). PC manufacturer, Lenovo Group Limited, was impacted negatively due to continued losses from its Mobile and Data Center segments; but the level of losses appears to be declining. We maintain all four positions in the Fund.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2018

Leading contributors to performance were Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”), Reliance Industries Limited (“Reliance”), and POSCO. TSMC, the world’s largest logic semiconductor foundry, did well on earnings beats and strong guidance for 2018, as the company expects 10-15% revenue growth. Indian conglomerate, Reliance, steadily surged during the period as its burgeoning telecom business is driving optimism. Lastly, South Korean steel producer, POSCO, benefited from continuing expansion in metals spreads and profitability driven by Chinese capacity reductions. All three positions remain meaningful weights in the Fund.

Over the last fiscal year, we increased our exposure to consumer discretionary by reentering Baoxin and initiating a position in Hyundai Motor Company, the Korean automotive company. We exited Baoxin in 2016, when Baoxin’s operations were acquired at a premium by China Grand Automotive Services Co. Ltd. Subsequent to that event the stock underperformed peers, and we believe the stock is trading at an unjustified discount to our estimate of normalized earnings. Shares of Hyundai Motor Company have been depressed due to sluggish U.S. and China sales in combination with unexpected one-off costs. We believe rising emerging market demand along with the new upcoming models should help improve its results going forward. We sold China ZhengTong Auto Services Holdings Ltd. as it reached our estimate of fair value and reduced our exposure to materials on strength, trimming Antofagasta PLC. The Fund’s utilities exposure rose as well with the addition of the Czech firm Cez A.S.

The opportunity set in emerging markets continues to be highly idiosyncratic based on company-specific opportunities. The Fund’s largest weightings are to the financial and information technology sectors, though we remain below the index weight in both. We do not own any real estate stocks and have a small exposure to health care and consumer staples. Regionally, Asia is our largest area of focus, represented by large weightings to China and Korea; Latin America remains underrepresented. Despite recent strong market performance, we draw confidence from the compelling valuation of the set of businesses we own, and we continue to steer clear of areas of the market where we believe optimism may be ahead of fundamentals.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in p-notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. MSCI Emerging Markets Value Index is a subset of the MSCI Emerging Markets Index and represents the performance of large- and mid-cap value stocks in global emerging market countries. The MSCI Emerging Markets Growth Index is a subset of the MSCI Emerging Markets Index and represents the performance of large- and mid-cap growth stocks in global emerging market countries. An index cannot be invested in directly.

Pzena Long/Short Value Fund
Commentary
February 2018

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	2.26%	6.79%	2.94%	3.73%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	2.33%	6.92%	3.20%	4.02%
Russell 1000® Index	2.75%	10.62%	16.70%	11.88%
ICE BofAML 0-3 Month U.S. Treasury Bill Index	0.30%	0.55%	0.94%	0.33%
50% Russell 1000® Index/50% ICE BofAML
0-3 Month U.S. Treasury Bill Index	1.57%	5.55%	8.63%	6.08%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVLX Expense Ratio – Gross: 9.63%
PZVLX Expense Ratio – Net: 2.88%*
PZILX Expense Ratio – Gross: 9.28%
PZILX Expense Ratio – Net: 2.53%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2018.

U.S. equity markets were solidly positive as economic momentum remained strong and tax reform drove up expected earnings for 2018. Toward the end of the fiscal year, fears in the U.S. of rising inflation and bond yields competed for investor attention against equities, underscoring a large decline from highs.  Most sectors in the Russell 1000® Index ended the fiscal year up double digits, however, and the weakest, consumer staples, declined by just 3.49%. Growth-style investing continued to outperform the value approach – by a wide margin. The difference between the Russell 1000® Growth Index and the Russell 1000® Value Index was 18.36 percentage points.

Pzena Long/Short Value Fund
Commentary (Continued)
February 2018

While the Fund underperformed the style-neutral custom index over the fiscal year, as value investors we are encouraged that – in a uniquely strong growth environment, where the growth index beat the value index by 18.36 percentage points, a period that was exceptionally challenging – the long book significantly outperformed value and the short book significantly underperformed growth.

In our long book, financials were our biggest weight but our holdings lagged those in the Russell 1000® Index (the “Index”) largely due to the Fund’s positions in Axis Capital and Lamar Advertising. Reinsurer Axis Capital detracted due to catastrophe losses from storms, as well as pricing and tax reform that proved to be less beneficial to the property and casualty insurers than initially hoped. Lamar Advertising, the outdoor advertising real estate investment trust, declined due to slowed growth. Technology was also a sizable weight in the long book and while our holdings performed well for the fiscal year, they collectively underperformed the Index due to our lack of exposure to the FANG stocks – Facebook, Amazon, Netflix, and Google (now Alphabet, Inc.). Holdings in consumer discretionary also rose, but lagged the Index’s performance led by Omnicom and Ford Motor Company (“Ford”). Omnicom, the global advertising agency, was down on industry fears about lower growth. While some of this decline in growth rate appears structural due to the advent of the digital age, it is also partially cyclical, driven by weaker spend from consumer-packaged goods companies. Ford was affected by negative industry outlook and the replacement of their CEO in 2017, as well as raw material headwinds in early 2018 that will impact margins.

In the short book, technology holdings performed very well broadly outperforming the market; this positioning was the Fund’s largest drag on absolute returns. Overall, technology exposure (from both the long and short book) accounted for the Fund’s greatest drag on relative performance. The few areas to help our portfolio were our shorts in energy and financial services, where lower returns than the Index contributed to the Fund’s performance.

The breadth and scope of the opportunity set among value stocks today continues to expand generating new opportunities for the Fund, leading to an increasingly idiosyncratic portfolio construction.  Whether by way of over-reaction to earnings disappointments, restructuring or rationalization situations or company-specific challenges, these enable us to continue to build portfolios of stocks with disparate pathways back to their full earnings power. Overall, our long book remains exposed to sectors whose earnings are depressed and expectations are low: financials, health care, consumer discretionary, technology, and to a lesser extent, energy. Our short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; and some industrial companies that have been enjoying significantly higher margins than their history.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Fund may underperform other funds that use different investing styles. Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios, higher predicted and historical growth rates. An index cannot be invested in directly.

The ICE BofAML 0-3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months.  The index cannot be invested in directly.

The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the ICE BofAML 0-3 month U.S. Treasury Bill Index, both described above.

Pzena Small Cap Value Fund
Commentary
February 2018

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2018.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	-2.64%	5.81%	-0.11%	10.20%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	-2.62%	5.96%	0.22%	10.55%
Russell 2000® Value Index	-4.75%	5.09%	2.96%	15.13%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVSX Expense Ratio – Gross: 4.97%
PZVSX Expense Ratio – Net: 1.56%*
PZISX Expense Ratio – Gross: 4.32%
PZISX Expense Ratio – Net: 1.21%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2017.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2018.

U.S. equity markets were solidly positive as economic momentum remained strong and tax reform drove up expected earnings for 2018. Toward the end of the fiscal year, fears in the U.S. of rising inflation and bond yields competed for investor attention against equities, underscoring a large decline from highs.  The health care, producer durables, and consumer discretionary sectors drove index returns, partially offset by the energy sector.

The Fund underperformed the Russell 2000® Value Index largely due to stock selection within the health care and technology sectors. Of the top three individual detractors, however, just one – Owens & Minor (health care) – represents those sectors; the other two are Essendant Inc. (“Essendant”) (producer durables), and Aspen Insurance (financials). Owens & Minor, the health care distributor, has yet to fully adjust its cost structure to offset a large customer loss from last year and did a relatively expensive acquisition, but we believe they have a viable plan to better monetize the services they provide to customers. Essendant, a distributor of office, janitorial, and industrial supplies, has seen decreased profitability as national account volumes declined and it has taken longer than expected to integrate its different product offerings. Nevertheless, the company remains well positioned as a leader in its industry, and its valuation is below net working capital, and so we have maintained our position. Finally, Aspen Insurance, a property and casualty insurer, was negatively impacted by losses during the hurricane season.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2018

Chart Industries, maker of liquefied gas solutions, was the largest individual contributor driven by revenue growth and margin expansion across all segments, growing end demand, and cost reduction actions taken by management over the past year. General Cable, the leading wire and cable manufacturer, also contributed due to Italian competitor Prysmian Group announcing plans to acquire it for a large premium. Terex Corp. (cranes and aerial work platforms) also contributed to the portfolio as it continued to do a good job reducing costs and growing earnings, while at the same time buying back stock, and may now see positive signs around improving end markets.

Fund positioning is weighted toward economically sensitive companies and is less exposed to perceived ‘safe’ names at stretched valuations. Our largest weightings are in financials, producer durables, and technology, as we see attractive opportunities in those sectors. Overall, we see attractive valuation spreads and continue to find compelling investment opportunities.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 28, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 76.25%
Consumer Discretionary – 7.78%
Avis Budget Group, Inc. (a)	15,696	$709,145	1.70%
Hilton Worldwide Holdings, Inc.	1,113	89,919	0.22%
Interpublic Group of Cos., Inc.	35,169	822,955	1.97%
News Corp.	40,065	646,248	1.55%
Omnicom Group, Inc.	12,826	977,727	2.34%
		3,245,994	7.78%

Energy – 6.14%
Cenovus Energy, Inc. (b)	85,597	624,858	1.50%
Murphy Oil Corp.	32,478	823,317	1.98%
Superior Energy
Services, Inc. (a)	35,276	301,610	0.72%
TechnipFMC PLC (b)	28,121	810,447	1.94%
		2,560,232	6.14%

Financial Services – 27.96%
Allstate Corp.	5,584	515,180	1.23%
Apollo Global
Management LLC – Class A	18,336	601,421	1.44%
Axis Capital Holdings, Ltd. (b)	19,916	982,655	2.35%
Comerica, Inc.	4,455	433,115	1.04%
Franklin Resources, Inc.	21,021	812,882	1.95%
Hanover Insurance Group, Inc.	7,555	815,260	1.95%
Invesco, Ltd. (b)	24,897	810,148	1.94%
KeyCorp	47,287	999,175	2.39%
KKR & Co., LP	44,403	952,888	2.28%
Regions Financial Corp.	50,464	979,506	2.35%
Torchmark Corp.	713	60,869	0.15%
Validus Holdings, Ltd. (b)	11,941	807,689	1.94%
Voya Financial, Inc.	25,904	1,321,623	3.17%
Webster Financial Corp.	3,017	164,668	0.39%
Willis Towers Watson PLC (b)	5,194	820,133	1.97%
XL Group, Ltd. (b)	14,011	592,805	1.42%
		11,670,017	27.96%

Health Care – 7.11%
Cardinal Health, Inc.	14,307	990,187	2.37%
MEDNAX, Inc. (a)	15,036	826,679	1.98%
Mylan N.V. (a)(b)	28,480	1,148,314	2.76%
		2,965,180	7.11%

Materials & Processing – 2.91%
JELD-WEN Holding, Inc. (a)	39,026	1,216,050	2.91%

Producer Durables – 13.13%
AECOM Technology Corp. (a)	18,538	658,284	1.58%
Carlisle Cos., Inc.	9,445	971,986	2.32%
Dover Corp.	9,564	957,356	2.29%
Genpact, Ltd. (b)	21,362	670,126	1.61%
KBR, Inc.	44,042	666,796	1.60%
Ryder System, Inc.	13,303	962,738	2.31%
Terex Corp.	14,302	593,819	1.42%
		5,481,105	13.13%

Technology – 8.82%
Avnet, Inc.	37,614	1,606,118	3.85%
Flextronics
International, Ltd. (a)(b)	17,848	323,049	0.77%
Hewlett Packard Enterprise Co.	60,948	1,133,023	2.72%
HP, Inc.	12,299	287,674	0.69%
Micro Focus International
PLC – ADR	11,767	330,182	0.79%
		3,680,046	8.82%

Utilities – 2.40%
Edison International	16,492	999,250	2.40%
Total Common Stocks
(Cost $31,682,770)		31,817,874	76.25%

REITs – 2.34%
Financial Services – 2.34%
Lamar Advertising Co.	14,728	978,970	2.34%
Total REITs (Cost $1,035,973)		978,970	2.34%

SHORT-TERM INVESTMENTS – 2.15%
Money Market Fund – 2.15%
Fidelity Institutional Government
Portfolio – Class I, 1.26% (c)	895,674	895,674	2.15%
Total Short-Term Investments
(Cost $895,674)		895,674	2.15%
Total Investments
(Cost $33,614,417) – 80.74%		33,692,518	80.74%
Other Assets in Excess
of Liabilities – 19.26%		8,037,719	19.26%
TOTAL NET ASSETS – 100.00%		$41,730,237	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of February 28, 2018.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 28, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2018.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 91.50%
Brazil – 6.19%
Cia de Saneamento Basico
do Estrado de San Paulo	92,870	$1,076,032	2.06%
Petroleo Brasileiro S.A. (a)	48,500	316,821	0.61%
Randon SA Implementos
e Participacoes	201,716	580,876	1.11%
Telefonica Brasil S.A. – ADR	46,624	730,598	1.40%
Usinas Siderurgicas
de Minas Gerais S.A. (a)	137,700	527,152	1.01%
		3,231,479	6.19%

China – 17.69%
Baidu, Inc. – ADR (a)	4,135	1,043,426	2.00%
China Agri-Industries
Holdings, Ltd.	1,882,000	810,430	1.55%
China Construction
Bank Corp.	497,000	517,583	0.99%
China Dongxiang Group Co.	2,327,000	451,966	0.86%
China Mobile, Ltd.	174,500	1,636,655	3.13%
China Resources Power
Holdings Co., Ltd.	632,000	1,099,917	2.11%
China Shenhua Energy
Co., Ltd.	175,000	497,547	0.95%
China Shineway
Pharmaceutical Group, Ltd.	233,000	327,502	0.63%
Dah Chong Hong
Holdings, Ltd.	418,400	207,438	0.40%
Dongfeng Motor
Group Co., Ltd.	764,000	967,459	1.85%
Grand Baoxin Auto
Group, Ltd. (a)	1,448,500	594,141	1.14%
Lenovo Group, Ltd.	2,082,000	1,088,102	2.08%
		9,242,166	17.69%

Czech Republic – 1.32%
CEZ	28,466	690,211	1.32%

Greece – 0.76%
Alpha Bank AE (a)	82,998	198,567	0.38%
National Bank of
Greece S.A. (a)	530,308	197,457	0.38%
		396,024	0.76%

Hong Kong – 3.81%
Pacific Basin
Shipping, Ltd. (a)	5,299,000	1,476,101	2.82%
Stella International
Holdings, Ltd.	157,000	220,678	0.42%
Texwinca Holdings, Ltd.	542,000	297,113	0.57%
		1,993,892	3.81%

Hungary – 1.89%
Magyar Telekom
Telecommunications PLC	132,059	233,555	0.45%
OTP Bank PLC	16,801	751,005	1.44%
		984,560	1.89%

India – 4.27%
Reliance Industries,
Ltd. – GDR	40,418	1,178,185	2.25%
State Bank of India – GDR	25,556	1,052,907	2.02%
		2,231,092	4.27%

Indonesia – 0.86%
Bank Danamon
Indonesia Tbk PT	937,800	450,193	0.86%

Malaysia – 1.27%
Genting Malaysia Berhad	492,200	662,214	1.27%

Poland – 0.89%
Cyfrowy Polsat S.A.	67,797	462,689	0.89%

Republic of Korea – 17.73%
Dongbu Insurance Co., Ltd.	14,250	914,558	1.75%
Hana Financial Group, Inc.	20,577	933,936	1.79%
Hyundai Heavy
Industries Co., Inc. (a)	8,177	989,184	1.89%
Hyundai Motor Co.	6,612	986,091	1.89%
KB Financial Group, Inc.	13,370	790,175	1.51%
LG Electronics, Inc.	8,989	829,256	1.59%
POSCO	5,114	1,707,185	3.27%
Samsung Electronics Co., Ltd.	516	1,121,200	2.14%
Samsung Electronics
Co., Ltd. – GDR	83	91,051	0.17%
Shinhan Financial
Group Co., Ltd.	20,140	881,555	1.69%
Shinhan Financial
Group Co., Ltd. – ADR (a)	450	19,256	0.04%
		9,263,447	17.73%

Russian Federation – 7.98%
Gazprom PAO – ADR	62,234	311,419	0.60%
LUKOIL PJSC – ADR	21,320	1,430,572	2.74%
MMC Norilsk Nickel
PJSC – ADR	53,263	1,061,532	2.03%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 91.50% (Continued)
Russian Federation – 7.98% (Continued)
Rosneft Oil Co. – GDR	233,052	$1,363,354	2.61%
		4,166,877	7.98%

Singapore – 2.49%
Wilmar International, Ltd.	533,400	1,300,534	2.49%

South Africa – 2.87%
Reunert, Ltd.	122,147	792,305	1.52%
Sasol	20,036	708,002	1.35%
		1,500,307	2.87%

Taiwan – 8.12%
Compal Electronics, Inc.	1,655,000	1,139,405	2.18%
Hon Hai Precision
Industry Co., Ltd.	401,165	1,210,551	2.32%
Taiwan Semiconductor
Manufacturing Co., Ltd.	219,000	1,845,284	3.53%
Taiwan Semiconductor
Manufacturing Co.,
Ltd. – ADR	1,125	48,769	0.09%
		4,244,009	8.12%

Thailand – 2.37%
Bangkok Bank Public
Co., Ltd. – NVDR	184,100	1,237,499	2.37%

Turkey – 1.88%
Akbank T.A.S.	351,942	984,123	1.88%

United Arab Emirates – 0.95%
Union National Bank PJSC	472,336	496,397	0.95%

United Kingdom – 3.82%
Antofagasta PLC	62,550	749,184	1.43%
Standard Chartered PLC (a)	111,696	1,246,791	2.39%
		1,995,975	3.82%

United States – 4.34%
Cognizant Technology
Solutions Corp. – Class A	15,375	1,261,058	2.41%
Flextronics International,
Ltd. (a)	28,082	508,284	0.97%
Genpact, Ltd.	15,912	499,159	0.96%
		2,268,501	4.34%
Total Common Stocks
(Cost $40,443,714)		47,802,189	91.50%

RIGHTS – 0.07%
Republic of Korea – 0.07%
Hyundai Heavy
Industries Co., Ltd.	1,444	35,336	0.07%
Total Rights (Cost $46,441)		35,336	0.07%

SHORT-TERM INVESTMENTS – 4.85%
Money Market Fund – 4.85%
Fidelity Institutional
Government Portfolio –
Class I, 1.26% (b)	2,536,390	2,536,390	4.85%
Total Short-Term Investments
(Cost $2,536,390)		2,536,390	4.85%
Total Investments
(Cost $43,026,545) – 96.42%		50,373,915	96.42%
Other Assets in Excess
of Liabilities – 3.58%		1,871,858	3.58%
TOTAL NET ASSETS – 100.00%		$52,245,773	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PAO	Public Joint Stock Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of February 28, 2018.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 28, 2018

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$5,679,045	10.87%
Consumer Staples	2,110,963	4.04%
Energy	5,805,900	11.11%
Financials	10,672,002	20.43%
Health Care	327,502	0.63%
Industrials	3,838,465	7.35%
Information Technology	9,856,290	18.86%
Materials	4,045,054	7.74%
Telecommunication Services	2,600,808	4.98%
Utilities	2,866,160	5.49%
Total Common Stocks	47,802,189	91.50%
Total Rights	35,336	0.07%
Total Short-Term Investments	2,536,390	4.85%
Total Investments	50,373,915	96.42%
Other Assets in Excess of Liabilities	1,871,858	3.58%
Total Net Assets	$52,245,773	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
February 28, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on long securities as of February 28, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on short securities as of February 28, 2018.

Pzena Long/Short Value Fund
Schedule of Investments
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 98.79%
Consumer Discretionary – 10.93%
Booking Holdings, Inc. (a)(d)	199	$404,774	1.92%
Ford Motor Co. (d)	49,393	524,060	2.49%
H&R Block, Inc. (d)	2,197	55,650	0.26%
Interpublic Group
of Cos., Inc. (d)	3,503	81,970	0.39%
News Corp. – Class A (d)	9,099	146,767	0.70%
Omnicom Group, Inc. (d)	9,077	691,940	3.28%
Wal-Mart Stores, Inc. (d)	4,416	397,484	1.89%
		2,302,645	10.93%

Consumer Staples – 2.11%
CVS Health Corp. (d)	871	58,993	0.28%
Ingredion, Inc. (d)	2,951	385,518	1.83%
		444,511	2.11%

Energy – 8.84%
BP PLC – ADR (d)	1,739	67,578	0.32%
Cenovus Energy, Inc. (b)(d)	14,298	104,375	0.50%
ConocoPhillips (d)	5,167	280,620	1.33%
ExxonMobil Corp. (d)	8,303	628,869	2.98%
Halliburton Co. (d)	5,020	233,029	1.11%
Murphy Oil Corp. (d)	8,888	225,311	1.07%
Royal Dutch Shell
PLC – ADR (d)	4,256	269,277	1.28%
Superior Energy
Services, Inc. (a)(d)	6,077	51,958	0.25%
		1,861,017	8.84%

Financial Services – 33.37%
Alleghany Corp. (a)(d)	516	312,773	1.49%
American International
Group, Inc. (d)	6,784	388,995	1.85%
Axis Capital Holdings,
Ltd. (b)(d)	3,553	175,305	0.83%
Bank of America Corp. (d)	17,403	558,636	2.65%
Brown & Brown, Inc. (d)	7,230	380,587	1.81%
Capital One Financial Corp. (d)	4,155	406,899	1.93%
Chubb, Ltd. (b)(d)	2,626	372,682	1.77%
Citigroup, Inc. (d)	7,090	535,224	2.54%
Franklin Resources, Inc. (d)	7,478	289,174	1.37%
Goldman Sachs Group, Inc. (d)	1,684	442,774	2.10%
JPMorgan Chase & Co. (d)	3,931	454,031	2.16%
Metlife, Inc. (d)	5,703	263,422	1.25%
Morgan Stanley (d)	8,321	466,142	2.21%
Old Republic
International Corp. (d)	12,914	258,668	1.23%
Regions Financial Corp. (d)	5,791	112,403	0.53%
State Street Corp. (d)	2,764	293,399	1.39%
UBS Group AG (b)(d)	3,999	75,861	0.36%
Voya Financial, Inc. (d)	9,841	502,088	2.39%
W.R. Berkley Corp. (d)	3,417	233,654	1.11%
Wells Fargo & Co. (d)	7,114	415,529	1.97%
Willis Towers Watson PLC (b)(d)	573	90,477	0.43%
		7,028,723	33.37%

Health Care – 14.84%
AmerisourceBergen Corp. (d)	2,972	282,816	1.34%
Amgen, Inc. (d)	1,818	334,094	1.59%
Biogen, Inc. (a)(d)	1,073	310,086	1.47%
Celgene Corp. (a)(d)	2,800	243,936	1.16%
Express Scripts
Holding Co. (a)(d)	3,632	274,034	1.30%
Gilead Sciences, Inc. (d)	919	72,353	0.34%
McKesson Corp. (d)	2,251	335,917	1.59%
MEDNAX, Inc. (a)(d)	4,092	224,978	1.07%
Mylan N.V. (a)(b)(d)	10,185	410,659	1.95%
Premier, Inc. – Class A (a)(d)	9,346	309,820	1.47%
Zimmer Biomet
Holdings, Inc. (d)	2,821	327,941	1.56%
		3,126,634	14.84%

Materials & Processing – 1.64%
Alcoa Corp. (a)(d)	1,166	52,435	0.25%
CF Industries Holdings, Inc. (d)	1,512	62,355	0.30%
JELD-WEN Holding, Inc. (a)(d)	7,387	230,179	1.09%
		344,969	1.64%

Producer Durables – 6.81%
AECOM Technology
Corp. (a)(d)	4,064	144,313	0.68%
Dover Corp. (d)	3,717	372,072	1.77%
Genpact, Ltd. (b)(d)	9,826	308,241	1.46%
Ryder System, Inc. (d)	3,596	260,242	1.24%
Terex Corp. (d)	5,848	242,809	1.15%
Zebra Technologies
Corp. – Class A (a)(d)	776	107,197	0.51%
		1,434,874	6.81%

Technology – 13.53%
Amdocs, Ltd. (b)(d)	4,357	286,647	1.36%
Avnet, Inc. (d)	12,200	520,940	2.47%
Cognizant Technology
Solutions Corp. – Class A (d)	5,493	450,536	2.14%
The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 98.79% (Continued)
Technology – 13.53% (Continued)
Hewlett Packard
Enterprise Co. (d)	27,929	$519,200	2.47%
Intel Corp. (d)	5,617	276,862	1.31%
Oracle Corp. (d)	12,681	642,546	3.05%
Qorvo, Inc. (a)(d)	931	75,141	0.36%
QUALCOMM, Inc. (d)	1,185	77,025	0.37%
		2,848,897	13.53%

Utilities – 6.72%
Edison International (d)	6,309	382,262	1.82%
PG&E Corp. (d)	8,407	345,444	1.64%
Southern Co. (d)	8,676	373,588	1.77%
Vistra Energy Corp. (a)(d)	16,582	314,229	1.49%
		1,415,523	6.72%
Total Common Stocks
(Cost $20,101,653)		20,807,793	98.79%

REITs – 4.58%
Financial Services – 4.58%
Hospitality Properties Trust (d)	2,325	59,148	0.28%
Lamar Advertising Co. –
Class A (d)	8,338	554,227	2.63%
Omega Healthcare
Investors, Inc. (d)	10,272	261,731	1.24%
Park Hotels & Resorts, Inc. (d)	3,463	90,003	0.43%
Total REITs
(Cost $1,012,106)		965,109	4.58%

SHORT-TERM INVESTMENTS – 1.53%
Money Market Fund – 1.53%
Fidelity Institutional Government
Portfolio – Class I, 1.26% (c)	321,739	321,739	1.53%
Total Short-Term Investments
(Cost $321,739)		321,739	1.53%
Total Investments
(Cost $21,435,498) – 104.90%		22,094,641	104.90%
Liabilities in Excess of
Other Assets – (4.90)%		(1,032,526)	(4.90)%
TOTAL NET ASSETS – 100.00%		$21,062,115	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of February 28, 2018.
(d)	All or a portion of the security has been pledged in connection with open short securities.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 46.90%
Consumer Discretionary – 4.16%
Burlington Stores, Inc. (a)	1,257	$154,159	0.73%
Cable One, Inc.	220	149,811	0.71%
Floor & Decor
Holdings, Inc. – Class A (a)	2,557	115,244	0.55%
Home Depot, Inc.	849	154,747	0.73%
Liberty Global PLC –
Class A (a)(b)	4,935	153,676	0.73%
MGM Resorts International	4,353	149,003	0.71%
		876,640	4.16%

Consumer Staples – 2.64%
Casey’s General Stores, Inc.	1,294	145,329	0.69%
Clorox Co.	689	88,936	0.42%
Conagra Brands, Inc.	2,920	105,499	0.50%
Lancaster Colony Corp.	740	87,572	0.41%
Spectrum Brands Holdings, Inc.	1,314	129,705	0.62%
		557,041	2.64%

Energy – 6.28%
Cabot Oil & Gas Corp.	5,470	132,155	0.63%
Cheniere Energy, Inc. (a)	2,799	147,004	0.70%
Cimarex Energy Co.	1,649	158,452	0.75%
Core Laboratories N.V. (b)	1,274	131,171	0.62%
Devon Energy Corp.	5,177	158,779	0.75%
Diamondback Energy, Inc. (a)	1,277	159,165	0.76%
EOG Resources, Inc.	1,257	127,485	0.61%
Newfield Exploration Co. (a)	6,710	156,544	0.74%
Pioneer Natural Resources Co.	888	151,164	0.72%
		1,321,919	6.28%

Financial Services – 3.96%
Global Payments, Inc.	803	91,052	0.43%
Markel Corp. (a)	142	157,904	0.75%
MarketAxess Holdings, Inc.	762	154,229	0.73%
S&P Global, Inc.	716	137,329	0.65%
Western Alliance Bancorp (a)	2,679	156,614	0.75%
Zillow Group, Inc. – Class A (a)	2,870	136,440	0.65%
		833,568	3.96%

Health Care – 5.55%
ACADIA
Pharmaceuticals, Inc. (a)	5,206	129,708	0.62%
athenahealth, Inc. (a)	1,065	148,823	0.71%
Edwards Lifesciences Corp. (a)	786	105,065	0.50%
Ionis Pharmaceuticals, Inc. (a)	2,814	148,635	0.70%
IQVIA Holdings, Inc. (a)	889	87,415	0.41%
Medidata Solutions, Inc. (a)	2,366	155,352	0.74%
Seattle Genetics, Inc. (a)	2,927	158,058	0.75%
STERIS PLC (b)	1,008	92,030	0.44%
TESARO, Inc. (a)	2,586	142,825	0.68%
		1,167,911	5.55%

Materials & Processing – 5.88%
Air Products and Chemicals, Inc.	969	155,805	0.74%
Albemarle Corp.	1,385	139,096	0.66%
AptarGroup, Inc.	1,307	116,872	0.55%
Ball Corp.	2,009	80,260	0.38%
Chemours Co.	3,140	149,181	0.71%
Lennox International, Inc.	654	133,828	0.64%
Louisiana-Pacific Corp.	3,104	88,464	0.42%
USG Corp. (a)	2,674	89,365	0.42%
Vulcan Materials Co.	1,288	151,636	0.72%
Watsco, Inc.	816	134,942	0.64%
		1,239,449	5.88%

Producer Durables – 8.32%
3M Co.	576	135,654	0.64%
A.O. Smith Corp.	2,401	154,120	0.73%
American Airlines Group, Inc.	2,971	161,177	0.77%
Arconic, Inc.	6,415	156,462	0.74%
BWX Technologies, Inc.	1,403	88,333	0.42%
CSX Corp.	2,863	153,800	0.73%
Dycom Industries, Inc. (a)	664	72,535	0.35%
Huntington Ingalls Industries, Inc.	491	128,647	0.61%
John Bean Technologies Corp.	1,303	144,307	0.69%
Northrop Grumman Corp.	380	133,015	0.63%
Roper Technologies, Inc.	563	154,876	0.74%
Southwest Airlines Co.	1,872	108,277	0.51%
Waste Management, Inc.	1,863	160,814	0.76%
		1,752,017	8.32%

Technology – 8.61%
Advanced Micro
Devices, Inc. (a)	13,294	160,990	0.76%
Coherent, Inc. (a)	694	145,157	0.69%
EchoStar Corp. – Class A (a)	2,403	139,422	0.66%
Fortinet, Inc. (a)	2,556	129,001	0.61%
Maxim Integrated Products, Inc.	2,243	136,689	0.65%
Monolithic Power Systems, Inc.	1,343	157,212	0.75%
Pegasystems, Inc.	1,654	95,932	0.46%
Proofpoint, Inc. (a)	1,502	160,969	0.76%
PTC, Inc. (a)	1,920	141,619	0.67%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 46.90% (Continued)
Technology – 8.61% (Continued)
Shopify, Inc. – Class A (a)(b)	1,173	$162,120	0.77%
Silicon Laboratories, Inc. (a)	1,723	161,101	0.77%
Ultimate Software Group, Inc. (a)	318	75,830	0.36%
ViaSat, Inc. (a)	2,112	147,397	0.70%
		1,813,439	8.61%

Utilities – 1.50%
American Water Works Co.	1,132	89,836	0.43%
MDU Resources Group, Inc.	3,889	102,242	0.48%
U.S. Cellular Corp. (a)	3,204	123,642	0.59%
		315,720	1.50%
Total Common Stocks
(Proceeds $9,801,871)		9,877,704	46.90%

REITs – 2.99%
Financial Services – 2.99%
Alexandria Real Estate
Equities, Inc.	1,313	159,280	0.76%
Macerich Co.	2,216	130,611	0.62%
Prologis, Inc.	1,469	89,139	0.42%
Ryman Hospitality
Properties, Inc.	2,117	145,988	0.69%
Sun Communities, Inc.	1,198	104,897	0.50%
Total REITs
(Proceeds $658,364)		629,915	2.99%

TOTAL SECURITIES
SOLD SHORT
(Proceeds $10,460,235) – 49.89%		$10,507,619	49.89%

Percentages are stated as a percent of net assets.

As of February 28, 2018 securities and cash collateral of $15,863,645 has been pledged in connection with open short securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 28, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2018.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 94.62%
Consumer Discretionary – 2.49%
Avis Budget Group, Inc. (a)	8,798	$397,494	2.49%

Consumer Staples – 3.13%
Universal Corp.	10,159	499,315	3.13%

Energy – 3.54%
Murphy Oil Corp.	17,366	440,228	2.76%
Superior Energy
Services, Inc. (a)	14,502	123,992	0.78%
		564,220	3.54%

Financial Services – 30.57%
American Equity Investment
Life Holding Co.	15,385	470,935	2.95%
Argo Group International
Holdings, Ltd. (b)	4,920	286,590	1.80%
Aspen Insurance
Holdings, Ltd. (b)	11,188	407,243	2.56%
Associated Banc-Corp	20,332	502,200	3.15%
Axis Capital Holdings, Ltd. (b)	6,168	304,329	1.91%
EVERTEC, Inc. (b)	15,645	253,449	1.59%
First Midwest Bancorp, Inc.	11,646	282,066	1.77%
Genworth Financial, Inc. (a)	12,191	33,160	0.21%
Hanover Insurance Group, Inc.	2,809	303,119	1.90%
Hope Bancorp, Inc.	28,208	509,437	3.20%
Synovus Financial Corp.	5,736	282,785	1.77%
TCF Financial Corp.	13,577	302,767	1.90%
Validus Holdings, Ltd. (b)	6,401	432,964	2.72%
Webster Financial Corp.	7,993	436,258	2.74%
WSFS Financial Corp.	1,349	64,347	0.40%
		4,871,649	30.57%

Health Care – 4.25%
Owens & Minor, Inc.	15,966	262,002	1.64%
Triple-S Management
Corp. – Class B (a)(b)	17,105	415,651	2.61%
		677,653	4.25%

Materials & Processing – 12.58%
Gibraltar Industries, Inc. (a)	16,468	571,439	3.59%
JELD-WEN Holding, Inc. (a)	16,470	513,205	3.22%
Masonite International
Corp. (a)(b)	7,972	486,691	3.05%
Ply Gem Holdings, Inc. (a)	20,072	433,555	2.72%
		2,004,890	12.58%

Producer Durables – 23.68%
Actuant Corp. – Class A	23,638	536,583	3.37%
Chart Industries, Inc. (a)	9,482	522,553	3.28%
Cubic Corp.	7,443	457,000	2.87%
Essendant, Inc.	45,332	359,936	2.26%
General Cable Corp.	8,872	262,168	1.64%
KBR, Inc.	11,038	167,115	1.05%
Steelcase, Inc. – Class A	30,221	412,517	2.59%
Terex Corp.	5,893	244,677	1.54%
TriMas Corp. (a)	23,984	621,185	3.89%
Wesco Aircraft
Holdings, Inc. (a)	21,272	190,385	1.19%
		3,774,119	23.68%

Technology – 14.38%
Anixter International, Inc. (a)	7,365	556,425	3.48%
ARC Document
Solutions, Inc. (a)	26,114	55,623	0.35%
Diebold Nixdorf, Inc.	27,378	429,835	2.70%
Insight Enterprises, Inc. (a)	9,563	334,036	2.10%
ScanSource, Inc. (a)	12,063	395,063	2.48%
VeriFone Systems, Inc. (a)	27,753	460,700	2.89%
Virtusa Corp. (a)	1,261	60,175	0.38%
		2,291,857	14.38%
Total Common Stocks
(Cost $15,097,424)		15,081,197	94.62%

REITs – 0.86%
Financial Services – 0.86%
DiamondRock Hospitality Co.	13,284	136,560	0.86%
Total REITs
(Cost $144,990)		136,560	0.86%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2018

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 5.20%
Short-Term Investments – 5.20%
Fidelity Institutional Government
Portfolio – Class I, 1.26% (c)	829,047	$829,047	5.20%
Total Short-Term Investments
(Cost $829,047)		829,047	5.20%
Total Investments
(Cost $16,071,461) – 100.68%		16,046,804	100.68%
Liabilities in Excess of
Other Assets – (0.68)%		(108,720)	(0.68)%
TOTAL NET ASSETS – 100.00%		$15,938,084	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of February 28, 2018.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2018

		PZENA
	PZENA	EMERGING	PZENA	PZENA
	MID CAP	MARKETS	LONG/SHORT	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $33,614,417, $43,026,545,
$21,435,498 and $16,071,461, respectively)	$33,692,518	$50,373,915	$22,094,641	$16,046,804
Foreign currency, at value (cost $0, $6,764, $0 and $0, respectively)	—	6,801	—	—
Deposits for short sales	—	—	10,696,280	—
Receivables
Due from Advisor (Note 4)	—	—	5,704	2,032
Fund shares sold	8,705,075	1,799,529	2,031	142,089
Dividends and interest	38,015	128,853	30,544	16,566
Return of Capital	6,284	—	—	—
Dividend tax reclaim	—	11,162	—	—
Prepaid expenses	18,890	20,489	18,403	7,781
Total assets	42,460,782	52,340,749	32,847,603	16,215,272
LIABILITIES:
Short securities, at value (proceeds received
$0, $0, $10,460,235 and $0, respectively)	—	—	10,507,619	—
Payables
Margin	—	—	1,206,847	—
Securities purchased	675,507	—	—	224,437
Fund shares redeemed	—	—	—	318
Audit fees	21,400	21,400	21,400	21,400
Administration and fund accounting fees	14,195	15,729	15,374	14,240
Transfer agent fees and expenses	5,792	6,678	5,685	6,283
Due to Advisor (Note 4)	3,878	23,945	—	—
12b-1 fees	3,181	4,141	1,017	2,319
Miscellaneous	2,086	2,439	2,463	2,179
Chief Compliance Officer fee	1,500	1,500	1,500	1,500
Shareholder reporting	1,294	4,577	1,494	2,614
Custody fees	1,027	13,549	14,229	1,403
Shareholder servicing fees	465	809	39	302
Legal fees	208	209	209	193
Registration	12	—	—	—
Dividends payable	—	—	6,903	—
Broker interest and fees	—	—	709	—
Total liabilities	730,545	94,976	11,785,488	277,188
NET ASSETS	$41,730,237	$52,245,773	$21,062,115	$15,938,084
NET ASSETS CONSIST OF:
Capital Stock	$41,313,457	$45,633,815	$20,320,646	$15,673,690
Accumulated net investment income/(loss)	3,169	(56,634)	5,923	—
Accumulated net realized gain/(loss) from investments and options	335,510	(678,101)	123,787	289,051
Unrealized net appreciation/(depreciation) on:
Investments	78,101	7,346,693	659,143	(24,657)
Securities sold short	—	—	(47,384)	—
Total net assets	$41,730,237	$52,245,773	$21,062,115	$15,938,084
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$8,593,228	$11,022,683	$2,509,923	$5,583,146
Shares outstanding (unlimited number of shares, no par value)	665,082	961,739	231,367	502,869
Net asset value, offering and redemption price per share(1)	$12.92	$11.46	$10.85	$11.10
Institutional Class:
Net assets	$33,137,009	$41,223,090	$18,552,192	$10,354,938
Shares outstanding (unlimited number of shares, no par value)	2,561,901	3,595,627	1,691,231	926,744
Net asset value, offering and redemption price per share(1)	$12.93	$11.46	$10.97	$11.17

(1)
A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the year ended February 28, 2018

		PZENA
	PZENA	EMERGING	PZENA	PZENA
	MID CAP	MARKETS	LONG/SHORT	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance
fees of $511, $144,574, $381 and $0, respectively)	$142,977	$1,058,754	$172,728	$164,262
Interest income	6,147	16,815	23,526	4,812
Total investment income	149,124	1,075,569	196,254	169,074

EXPENSES:
Administration and accounting fees (Note 4)	85,096	92,741	92,013	85,106
Investment advisory fees (Note 4)	76,799	385,990	110,728	126,023
Transfer agent fees and expenses (Note 4)	34,138	37,066	33,894	36,624
Federal and state registration fees	31,895	33,667	29,893	33,487
Audit fees	21,400	21,400	21,400	21,400
Distribution fees – Investor Class (Note 5)	9,321	15,423	5,325	13,307
Trustee fees and expenses	9,287	8,643	9,223	7,493
Chief Compliance Officer fees and expenses (Note 4)	9,000	9,000	9,000	9,000
Other expenses	8,017	11,352	8,933	10,634
Custody fees (Note 4)	5,791	58,989	9,419	6,649
Legal fees	5,244	2,092	2,867	383
Reports to shareholders	3,364	10,024	1,959	3,411
Insurance expense	1,558	1,635	1,602	1,232
Shareholder servicing fees – Investor Class (Note 6)	960	4,326	—	3,462
Broker interest and fees	—	—	119,462	—
Total expenses before dividend expense on
securities sold short and interest expense	301,870	692,348	455,718	358,211
Dividend and interest expense on securities sold short	—	—	54,739	—
Total expenses before reimbursement from Advisor	301,870	692,348	510,457	358,211
Expense reimbursement from Advisor (Note 4)	(201,672)	(190,112)	(321,232)	(182,255)
Net expenses	100,198	502,236	189,225	175,956
NET INVESTMENT INCOME/(LOSS)	48,926	573,333	7,029	(6,882)

REALIZED AND UNREALIZED GAINS/(LOSSES):
Net realized gain/(loss) on:
Investments	481,078	690,670	603,827	1,299,334
Securities sold short	—	—	(334,120)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(651,787)	6,217,631	(13,195)	(1,407,655)
Securities sold short	—	—	51,189	—
Net gain/(loss) on investments	(170,709)	6,908,301	307,701	(108,321)

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(121,783)	$7,481,634	$314,730	$(115,203)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 28,
	2018		2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$48,926		$24,130
Net realized gain on investments	481,078		59,757
Change in unrealized appreciation/(depreciation) on investments	(651,787)		1,087,147
Net increase/(decrease) in net assets resulting from operations	(121,783)		1,171,034

DISTRIBUTIONS:
Net investment income – Investor Class	(12,019)		(9,808)
Net investment income – Institutional Class	(33,531)		(18,524)
Net realized gain on investments – Investor Class	(66,822)		—
Net realized gain on investments – Institutional Class	(111,230)		—
Net decrease in net assets resulting from distributions paid	(223,602)		(28,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,347,056		1,650,732
Proceeds from shares subscribed – Institutional Class	30,542,966		552,876
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	78,686		9,776
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	144,761		18,524
Payments for shares redeemed – Investor Class	(500,431	)(1)	(450,970)
Payments for shares redeemed – Institutional Class	(35,143)		(7,664)
Net increase in net assets derived from capital share transactions	36,577,895		1,773,274

TOTAL INCREASE IN NET ASSETS	36,232,510		2,915,976

NET ASSETS:
Beginning of year	5,497,727		2,581,751
End of year	$41,730,237		$5,497,727

Accumulated net investment income/(loss), end of year	$3,169		$(209)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	475,427		140,011
Shares sold – Institutional Class	2,328,994		48,143
Shares issued in reinvestments of dividends and distributions – Investor Class	6,058		821
Shares issued in reinvestments of dividends and distributions – Institutional Class	11,144		1,555
Shares redeemed – Investor Class	(40,003)		(38,323)
Shares redeemed – Institutional Class	(2,889)		(742)
Net increase in shares outstanding	2,778,731		151,465

(1) Net of redemption fees of $64.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 28,
	2018		2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$573,333		$160,683
Net realized gain/(loss) on investments	690,670		(795,022)
Change in unrealized appreciation on investments	6,217,631		5,344,045
Net increase in net assets resulting from operations	7,481,634		4,709,706

DISTRIBUTIONS:
Net investment income – Investor Class	(109,674)		(7,718)
Net investment income – Institutional Class	(485,782)		(130,585)
Net decrease in net assets resulting from distributions paid	(595,456)		(138,303)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,491,754		1,593,027
Proceeds from shares subscribed – Institutional Class	13,603,544		7,206,057
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	109,644		7,705
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	427,668		110,494
Payments for shares redeemed – Investor Class	(1,242,060	)(1)	(61,907)
Payments for shares redeemed – Institutional Class	(565,096)		(5,067)
Net increase in net assets derived from capital share transactions	20,825,454		8,850,309

TOTAL INCREASE IN NET ASSETS	27,711,632		13,421,712

NET ASSETS:
Beginning of year	24,534,141		11,112,429
End of year	$52,245,773		$24,534,141

Accumulated net investment loss, end of year	$(56,634)		$(18,178)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	788,690		172,159
Shares sold – Institutional Class	1,303,876		761,841
Shares issued in reinvestments of dividends and distributions – Investor Class	10,180		872
Shares issued in reinvestments of dividends and distributions – Institutional Class	39,746		12,514
Shares redeemed – Investor Class	(123,586)		(6,841)
Shares redeemed – Institutional Class	(50,685)		(590)
Net increase in shares outstanding	1,968,221		939,955

(1) Net of redemption fees of $2,944.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2018	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income/(loss)	$7,029	$(8,034)
Net realized gain/(loss) on investments	269,707	(69,065)
Net change in unrealized appreciation on investments	37,994	862,679
Net increase in net assets resulting from operations	314,730	785,580

DISTRIBUTIONS:
Net investment income – Investor Class	—	(10,155)
Net investment income – Institutional Class	—	(32,826)
Net decrease in net assets resulting from distributions paid	—	(42,981)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,228,965	127,970
Proceeds from shares subscribed – Institutional Class	14,333,569	181,292
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	10,140
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	32,826
Payments for shares redeemed – Investor Class	(51,399)	(39,094)
Payments for shares redeemed – Institutional Class	(7,887)	(8,787)
Net increase in net assets derived from capital share transactions	15,503,248	304,347

TOTAL INCREASE IN NET ASSETS	15,817,978	1,046,946

NET ASSETS:
Beginning of year	5,244,137	4,197,191
End of year	$21,062,115	$5,244,137

Accumulated net investment income/(loss), end of year	$5,923	$(2,500)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	118,938	13,112
Shares sold – Institutional Class	1,314,725	18,093
Shares issued in reinvestments of dividends and distributions – Investor Class	—	979
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	3,144
Shares redeemed – Investor Class	(4,893)	(4,175)
Shares redeemed – Institutional Class	(716)	(872)
Net increase in shares outstanding	1,428,054	30,281

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

			For the
			Period Ended
			April 27, 2016(1)
	Year Ended		through
	February 28,		February 28,
	2018		2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(6,882)		$(14,530)
Net realized gain on investments	1,299,334		72,697
Net change in unrealized appreciation/(depreciation) on investments:	(1,407,655)		1,382,998
Net increase/(decrease) in net assets resulting from operations	(115,203)		1,441,165

DISTRIBUTIONS:
Net realized gain on investments – Investor Class	(387,060)		(5,780)
Net realized gain on investments – Institutional Class	(665,676)		(3,052)
Net decrease in net assets resulting from distributions paid	(1,052,736)		(8,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,704,252		4,921,110
Proceeds from shares subscribed – Institutional Class	6,377,437		8,953,387
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	387,060		5,781
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	506,119		1,663
Payments for shares redeemed – Investor Class	(1,804,598)		(293,783)
Payments for shares redeemed – Institutional Class	(4,888,473	)(2)	(196,265)
Net increase in net assets derived from capital share transactions	2,281,797		13,391,893

TOTAL INCREASE IN NET ASSETS	1,113,858		14,824,226

NET ASSETS:
Beginning of period	14,824,226		—
End of period	$15,938,084		$14,824,226

Accumulated net investment income, end of period	$—		$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	147,004		503,183
Shares sold – Institutional Class	548,715		776,104
Shares issued in reinvestments of dividends and distributions – Investor Class	34,223		481
Shares issued in reinvestments of dividends and distributions – Institutional Class	44,474		138
Shares redeemed – Investor Class	(155,781)		(26,241)
Shares redeemed – Institutional Class	(426,250)		(16,437)
Net increase in shares outstanding	192,385		1,237,228

(1) Commencement of operations.
(2) Net of redemption fees of $11.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

Year Ended
February 28,
2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$314,730
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(18,576,813)
Purchases to cover securities sold short	(6,685,263)
Proceeds from sales of long-term investments	3,094,190
Proceeds from securities sold short	14,167,402
Purchases of short-term investments, net	(81,871)
Return of capital distributions paid from underlying investments, net	(378)
Long-term distributions received	272
Net realized gain on investments	(603,818)
Net realized loss on short transactions	334,120
Change in unrealized appreciation on investments	13,195
Change in unrealized depreciation on short transactions	(51,189)
(Increases)/Decreases in operating assets:
Increase in dividends and interest receivable	(19,522)
Increase in deposits at broker for short sales	(7,924,447)
Decrease in receivable from Advisor	17,253
Increase in prepaid expenses and other assets	(3,696)
Increases/(Decreases) in operating liabilities:
Increase in dividends payable on short positions	5,609
Increase in payable to broker	488,159
Decrease in payable to Trustees	(239)
Increase in other accrued expenses	1,523
Net cash used in operating activities	(15,510,783)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	15,570,069
Payment on shares redeemed	(59,286)
Net cash provided by financing activities	15,510,783

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Non-cash financing activities – decrease in receivable for Fund shares sold	$(7,535)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	February 28,		February 28,	February 29,	through
	2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.26		$8.70	$10.51	$10.00

Income from investment operations:
Net investment income	0.05		0.05	0.07	—
Net realized and unrealized gain/(loss) on investments	0.94		3.58	(1.55)	0.81
Total from investment operations	0.99		3.63	(1.48)	0.81

Less distributions:
Dividends from net investment income	(0.05)		(0.07)	(0.05)	(0.01)
Dividends from net realized gain on investments	(0.28)		—	(0.28)	(0.29)
Total distributions	(0.33)		(0.07)	(0.33)	(0.30)

Redemption fees retained	0.00	(2)	—	—	—

Net asset value, end of period	$12.92		$12.26	$8.70	$10.51

TOTAL RETURN	8.09%		41.73%	-14.44%	8.36	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$8,593		$2,741	$1,053	$1,148
Ratio of expenses to average net assets:
Before expense reimbursement	3.63%		6.90%	8.51%	11.32	%(4)
After expense reimbursement	1.22	%(5)	1.35%	1.17%	1.35	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(2.09)%		(5.04)%	(6.64)%	(9.94	)%(4)
After expense reimbursement	0.32%		0.51%	0.70%	0.03	%(4)
Portfolio turnover rate(6)	16%		26%	43%	22	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 1.25%.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	February 28,		February 28,	February 29,	through
	2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.27		$8.70	$10.52	$10.00

Income from investment operations:
Net investment income	0.09		0.09	0.08	0.03
Net realized and unrealized gain/(loss) on investments	0.94		3.58	(1.55)	0.81
Total from investment operations	1.03		3.67	(1.47)	0.84

Less distributions:
Dividends from net investment income	(0.09)		(0.10)	(0.07)	(0.03)
Dividends from net realized gain on investments	(0.28)		—	(0.28)	(0.29)
Total distributions	(0.37)		(0.10)	(0.35)	(0.32)

Net asset value, end of period	$12.93		$12.27	$8.70	$10.52

TOTAL RETURN	8.36%		42.21%	-14.31%	8.73	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$33,137		$2,757	$1,528	$1,407
Ratio of expenses to average net assets:
Before expense reimbursement	2.83%		6.64%	8.25%	10.94	%(3)
After expense reimbursement	0.93	%(4)	1.00%	1.00%	1.00	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.27)%		(4.77)%	(6.39)%	(9.56	)%(3)
After expense reimbursement	0.63%		0.87%	0.86%	0.38	%(3)
Portfolio turnover rate(5)	16%		26%	43%	22	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 0.90%.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,	February 28,	February 29,	through
	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.47	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.07	0.03	0.13	0.06
Net realized and unrealized gain/(loss) on investments	2.06	2.76	(2.29)	(0.99)
Total from investment operations	2.13	2.79	(2.16)	(0.93)

Less distributions:
Dividends from net investment income	(0.14)	(0.06)	(0.14)	(0.01)
Dividends from net realized gain on investments	—	—	—	(0.02)
Total distributions	(0.14)	(0.06)	(0.14)	(0.03)

Redemption fees retained	0.00 (2)	0.00 (2)	—	—

Net asset value, end of period	$11.46	$9.47	$6.74	$9.04

TOTAL RETURN	22.56%	41.63%	-24.02%	-9.28	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$11,023	$2,713	$811	$1,186
Ratio of expenses to average net assets:
Before expense reimbursement	2.03%	3.19%	3.26%	7.95	%(4)
After expense reimbursement	1.57%	1.60%	1.55%	1.75	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.42%	(0.91)%	(0.36)%	(5.50	)%(4)
After expense reimbursement	0.88%	0.68%	1.35%	0.70	%(4)
Portfolio turnover rate(5)	7%	29%	22%	13	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
				For the Period
	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,	February 28,	February 29,	through
	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.48	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.17	0.10	0.13	0.03
Net realized and unrealized gain/(loss) on investments	1.97	2.72	(2.27)	(0.93)
Total from investment operations	2.14	2.82	(2.14)	(0.90)

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.16)	(0.04)
Dividends from net realized gain on investments	—	—	—	(0.02)
Total distributions	(0.16)	(0.08)	(0.16)	(0.06)

Net asset value, end of period	$11.46	$9.48	$6.74	$9.04

TOTAL RETURN	22.63%	42.01%	-23.78%	-9.06	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$41,223	$21,821	$10,302	$15,092
Ratio of expenses to average net assets:
Before expense reimbursement	1.75%	2.88%	3.02%	4.48	%(3)
After expense reimbursement	1.25%	1.25%	1.40%	1.40	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.10%	(0.45)%	(0.15)%	(2.79	)%(3)
After expense reimbursement	1.60%	1.18%	1.47%	0.29	%(3)
Portfolio turnover rate(4)	7%	29%	22%	13	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,	February 28,	February 29,	through
	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.54	$9.01	$9.32	$10.00

Income from investment operations:
Net investment income/(loss)	0.04	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.27	1.66	(0.26)	(0.07)
Total from investment operations	0.31	1.62	(0.31)	(0.17)

Less distributions:
Dividends from net realized gain on investments	—	(0.09)	—	(0.51)
Total distributions	—	(0.09)	—	(0.51)

Net asset value, end of period	$10.85	$10.54	$9.01	$9.32

TOTAL RETURN	2.94%	18.00%	-3.33%	-1.70	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,510	$1,236	$967	$995
Ratio of expenses to average net assets:
Before expense reimbursement	7.38%	9.63%	10.64%	14.15	%(3)
After expense reimbursement	2.74%	2.88%	2.97%	3.12	%(3)
Ratio of Expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement and/or waivers	6.64%	8.85%	9.58%	13.13	%(3)
After expense reimbursements and/or waivers	2.00%	2.10%	1.91%	2.10	%(3)
Ratio of net investment income/(loss) to average net assets:(4)
Before expense reimbursement	(4.72)%	(7.19)%	(8.27)%	(12.20	)%(3)
After expense reimbursement	(0.08)%	(0.44)%	(0.60)%	(1.17	)%(3)
Portfolio turnover rate(5)	36%	59%	51%	148	%(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,	February 28,	February 29,	through
	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.63	$9.05	$9.35	$10.00

Income from investment operations:
Net investment loss	(0.01)	(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.35	1.68	(0.26)	(0.10)
Total from investment operations	0.34	1.67	(0.30)	(0.14)

Less distributions:
Dividends from net realized gain on investments	—	(0.09)	—	(0.51)
Total distributions	—	(0.09)	—	(0.51)

Net asset value, end of period	$10.97	$10.63	$9.05	$9.35

TOTAL RETURN	3.20%	18.48%	-3.21%	-1.39	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$18,552	$4,088	$3,230	$3,077
Ratio of expenses to average net assets:
Before expense reimbursement	6.72%	9.28%	10.39%	13.32	%(3)
After expense reimbursement	2.49%	2.53%	2.81%	2.79	%(3)
Ratio of Expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement and/or waivers	5.98%	8.50%	9.33%	12.28	%(3)
After expense reimbursements and/or waivers	1.75%	1.75%	1.75%	1.75	%(3)
Ratio of net investment income/(loss) to average net assets:(4)
Before expense reimbursement	(4.07)%	(6.84)%	(8.02)%	(11.27	)%(3)
After expense reimbursement	0.16%	(0.09)%	(0.44)%	(0.74	)%(3)
Portfolio turnover rate(5)	36%	59%	51%	148	%(2)
(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
	Year Ended	April 27, 2016(1)
	February 28,	through
	2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.96	$10.00

Income from investment operations:
Net investment loss	(0.03)	(0.03)
Net realized and unrealized gain on investments	0.03	2.00
Total from investment operations	—	1.97

Less distributions:
Dividends from net realized gain on investments	(0.86)	(0.01)
Total distributions	(0.86)	(0.01)

Redemption fees retained(2)	0.00	0.00

Net asset value, end of period	$11.10	$11.96

TOTAL RETURN	-0.11%	19.72	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$5,583	$5,711
Ratio of expenses to average net assets:
Before expense reimbursement	2.91%	4.96	%(4)
After expense reimbursement	1.51%	1.55	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.65)%	(3.79	)%(4)
After expense reimbursement	(0.25)%	(0.38	)%(4)
Portfolio turnover rate(5)	56%	13	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
	Year Ended	April 27, 2016(1)
	February 28,	through
	2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.01	(0.00	)(2)
Net realized and unrealized gain on investments	0.03	2.00
Total from investment operations	0.04	2.00

Less distributions:
Dividends from net investment income	—	(0.01)
Dividends from net realized gain on investments	(0.86)	—
Total distributions	(0.86)	(0.01)

Redemption fees retained(2)	0.00	0.00

Net asset value, end of period	$11.17	$11.99

TOTAL RETURN	0.22%	20.02	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$10,355	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.56%	4.31	%(4)
After fee waivers and expense reimbursement	1.20%	1.20	%(4)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(1.27)%	(3.20	)%(4)
After fee waivers and expense reimbursement	0.09%	(0.09	)%(4)
Portfolio turnover rate(5)	56%	13	%(3)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2018

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), and the Pzena Small Cap Value Fund (the “Small Cap Value Fund), (collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund, Emerging Markets Value Fund, and the Long/Short Value Fund commenced operations on March 31, 2014, while the Small Cap Value commenced operations on April 27, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2018, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
Mid Cap Value Fund	$2	$(2)	$—
Emerging Markets Value Fund	(16,333)	16,332	1
Long/Short Value Fund	1,394	(1,394)	—
Small Cap Value Fund	6,882	(6,882)	—

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and the Long/Short Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.  During the year ended February 28, 2018, the Mid Cap Value Fund, Emerging Markets Value Fund, and Small Cap Value Fund retained $64, $2,944, and $11, respectively, in redemption fees.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended February 28, 2018 the Funds did not hold any derivative instruments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 28, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Funds’ Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 28, 2018:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,245,994	$—	$—	$3,245,994
Energy	2,560,232	—	—	2,560,232
Financial Services	11,670,017	—	—	11,670,017
Health Care	2,965,180	—	—	2,965,180
Materials & Processing	1,216,050	—	—	1,216,050
Producer Durables	5,481,105	—	—	5,481,105
Technology	3,680,046	—	—	3,680,046
Utilities	999,250	—	—	999,250
Total Common Stocks	31,817,874	—	—	31,817,874
REITs	978,970	—	—	978,970
Short-Term Investments	895,674	—	—	895,674
Total Investments in Securities	$33,692,518	$—	$—	$33,692,518

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,231,479	$—	$—	$3,231,479
China	9,242,166	—	—	9,242,166
Czech Republic	690,211	—	—	690,211
Greece	396,024	—	—	396,024
Hong Kong	1,993,892	—	—	1,993,892
Hungary	984,560	—	—	984,560
India	2,231,092	—	—	2,231,092
Indonesia	450,193	—	—	450,193
Malaysia	662,214	—	—	662,214
Poland	462,689	—	—	462,689
Republic of Korea	9,263,447	—	—	9,263,447
Russian Federation	4,166,877	—	—	4,166,877
Singapore	1,300,534	—	—	1,300,534
South Africa	1,500,307	—	—	1,500,307
Taiwan	4,244,009	—	—	4,244,009
Thailand	1,237,499	—	—	1,237,499
Turkey	984,123	—	—	984,123
United Arab Emirates	496,397	—	—	496,397
United Kingdom	1,995,975	—	—	1,995,975
United States	2,268,501	—	—	2,268,501
Total Common Stocks	47,802,189	—	—	47,802,189
Rights
Republic of Korea	—	—	35,336	35,336
Total Rights	—	—	35,336	35,336
Short-Term Investments	2,536,390	—	—	2,536,390
Total Investments in Securities	$50,338,579	$—	$35,336	$50,373,915

Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,302,645	$—	$—	$2,302,645
Consumer Staples	444,511	—	—	444,511
Energy	1,861,017	—	—	1,861,017
Financial Services	7,028,723	—	—	7,028,723
Health Care	3,126,634	—	—	3,126,634
Materials & Processing	344,969	—	—	344,969
Producer Durables	1,434,874	—	—	1,434,874
Technology	2,848,897	—	—	2,848,897
Utilities	1,415,523	—	—	1,415,523
Total Common Stocks	20,807,793	—	—	20,807,793
REITs	965,109	—	—	965,109
Short-Term Investments	321,739	—	—	321,739
Total Investments in Securities	$22,094,641	$—	$—	$22,094,641

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

Long/Short Value Fund (Continued)	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Consumer Discretionary	$876,640	$—	$—	$876,640
Consumer Staples	557,041	—	—	557,041
Energy	1,321,919	—	—	1,321,919
Financial Services	833,568	—	—	833,568
Health Care	1,167,911	—	—	1,167,911
Materials & Processing	1,239,449	—	—	1,239,449
Producer Durables	1,752,017	—	—	1,752,017
Technology	1,813,439	—	—	1,813,439
Utilities	315,720	—	—	315,720
Total Common Stocks	9,877,704	—	—	9,877,704
REITs	629,915	—	—	629,915
Total Securities Sold Short	$10,507,619	$—	$—	$10,507,619

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$397,494	$—	$—	$397,494
Consumer Staples	499,315	—	—	499,315
Energy	564,220	—	—	564,220
Financial Services	4,871,649	—	—	4,871,649
Health Care	677,653	—	—	677,653
Materials & Processing	2,004,890	—	—	2,004,890
Producer Durables	3,774,119	—	—	3,774,119
Technology	2,291,857	—	—	2,291,857
Total Common Stocks	15,081,197	—	—	15,081,197
REITs	136,560	—	—	136,560
Short-Term Investments	829,047	—	—	829,047
Total Investments in Securities	$16,046,804	$—	$—	$16,046,804

Refer to the Funds' Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at February 28, 2018, the end of the reporting period.  During the year ended February 28, 2018, the Emerging Markets Fund recognized transfers between Levels 1 and 2. Below is a reconciliation that details the transfers of securities between Level 1 and Level 2 during the reporting period:

Common Stock
Transfers into Level 1	$2,231,092
Transfers out of Level 1	—
Net Transfers into/(out of) Level 1	$2,231,092

Transfers into Level 2	$—
Transfers out of Level 2	(2,231,092)
Net transfers into/(out of) Level 2	$(2,231,092)

The Emerging Markets Value Fund transferred $2,231,092 from Level 2 to Level 1 at February 28, 2018. The securities were transferred due to lack of an active market on February 28, 2017, but was actively traded on February 28, 2018.

The Mid Cap Value Fund, Long/Short Value Fund and Small Cap Value Fund recognized no transfers between levels during the year ended February 28, 2018.  At February 28, 2018 The Emerging Markets Value Fund did not recognize any other transfers between levels during the year ended February 28, 2018.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

The following is a reconciliation of the Emerging Markets Value Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value:

Emerging Markets Value Fund

Level 3 Reconciliation Disclosure

	Rights	Total
Balance as of February 28, 2017	$—	$—
Receipt through Corporate Action	46,441	46,441
Change in unrealized appreciation	(11,104)	(11,104)
Balance as of February 28, 2018	$35,337	$35,337
Change in unrealized appreciation/(depreciation) during the period for
Level 3 investments held at February 28, 2018	$(11,104)

The Level 3 investments as of February 28, 2018 represented 0.07% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%

For the year ended February 28, 2018 the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$76,799
Emerging Markets Value Fund	385,990
Long/Short Value Fund	110,728
Small Cap Value Fund	126,023

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund*	Value Fund	Value Fund	Value Fund
Investor Class	1.25%	1.60%	2.10%	1.55%
Institutional Class	0.90%	1.25%	1.75%	1.20%

*
Effective October 12, 2017, the Advisor agreed to reduce the Mid Cap Value Fund’s expense caps for the Investor and Institutional Class to 1.25% and 0.90%, respectively, of average daily net assets.  Prior to October 12, 2017, the Advisor agreed to reduce the Mid Cap Value Fund’s expense caps for the Investor and Institutional Class to 1.35% and 1.00%, respectively, of average daily net assets.

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2018, the Advisor reduced its fees and reduced other operating expenses in the amount of $201,672 for the Mid Cap Value Fund, $190,112 for the Emerging Markets Value Fund, $321,232 for the Long/Short Value Fund, and $182,255 for the Small Cap Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the period of expiration are as follows:

	2/28/19	2/28/20	2/28/21	Total
Mid Cap Value Fund	$199,098	$189,357	$201,672	$590,127
Emerging Markets Value Fund	225,062	230,037	190,112	645,211
Long/Short Value Fund	315,496	311,724	321,232	948,452
Small Cap Value Fund	—	179,183	182,255	361,438

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer, and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S.  Bancorp Fund Services, serves as the Funds’ custodian.

For the year ended February 28, 2018, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

		Emerging
	Mid Cap	Markets Value	Long/Short	Small Cap
	Value Fund	Fund	Value Fund	Value Fund
Administration and accounting	$85,096	$92,741	$92,013	$85,106
Custody	5,791	58,989	9,419	6,649
Transfer Agency(a)	32,752	31,278	32,704	35,242
Chief Compliance Officer	9,000	9,000	9,000	9,000

(a)	Does not include out-of-pocket expenses

At February 28, 2018, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Administration and accounting	$14,195	$15,729	$15,374	$14,240
Custody	1,027	13,549	1,060	1,403
Transfer Agency(a)	5,482	5,504	5,469	5,866
Chief Compliance Officer	1,500	1,500	1,500	1,500

(a)	Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2018, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and Small Cap Value Fund incurred distribution expenses on their Investor Class shares of $9,321, $15,423, $5,325, and $13,307, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2018, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and Small Cap Value Fund incurred shareholder servicing expenses on their Investor Class shares of $960, $4,326, $0, and $3,462, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$29,327,170	$1,652,691
Emerging Markets Value Fund	20,671,418	2,610,600
Long/Short Value Fund	18,576,813	3,094,190
Small Cap Value Fund	8,106,347	7,262,718

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2018:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	72%	40%
National Financial Services, LLC	—	38%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
LPL Financial	46%	—
Strafe & Co.	—	54%

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	46%	—
Charles Schwab & Co., Inc.	46%	—
ValueQuest Partners, LLC	—	76%

	Small Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	75%	—
National Financial Services, LLC	—	27%
Pershing, LLC	—	59%

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$33,618,849	$43,114,251	$11,048,878	$16,156,155
Gross unrealized appreciation	1,510,164	8,572,801	1,460,987	1,527,517
Gross unrealized depreciation	(1,436,495)	(1,313,814)	(922,843)	(1,636,868)
Net unrealized appreciation/depreciation	73,669	7,258,987	538,144	(109,351)
Undistributed ordinary income	16,061	—	5,923	73,960
Undistributed long-term capital gain	327,050	—	197,402	299,785
Total distributable earnings	343,111	—	203,325	373,745
Other accumulated gains/(losses)	—	(647,029)	—	—
Total accumulated earnings/(losses)	$416,780	$6,611,958	$741,469	$264,394

(a)	The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 28, 2018, the following Fund had tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Long-Term	$613,079	Indefinite

The tax character of distributions paid during the year ended February 28, 2018 and for the year ended February 28, 2017 were as follows:

	Year Ended	Year Ended
	February 28, 2018	February 28, 2017
Mid Cap Value Fund
Ordinary income	$95,287	$28,332
Long-Term Capital Gain	128,315	—

Emerging Markets Value Fund
Ordinary income	$595,456	$138,303

Long/Short Value Fund
Long-Term Capital Gain	$—	$42,981

Small Cap Value Fund
Ordinary income	$695,179	$8,832
Long-Term Capital Gain	357,557	—

Ordinary income distributions may include dividends paid from short-term capital gains.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

At February 28, 2018, the following Fund deferred, on a tax basis, post-October losses:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Emerging Markets Value Fund	$—	$33,950

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Market Risk. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

• Equity Risk. The risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund). Changes in foreign currency exchange rates will affect the value of what the Emerging Markets Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2018

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.      Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.      Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Long/Short Value Fund,  and Pzena Small Cap Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period  March 31, 2014 (commencement of operations) to February 28, 2015, and with respect to Pzena Small Cap Value Fund only, the statements of changes in net assets and the financial highlights for the year then ended and for the period April 27, 2016 (commencement of operations) to February 28, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 30, 2018

Pzena Funds
Expense Example
February 28, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2017 to February 28, 2018.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/17	2/28/18	9/1/17 – 2/28/18
Actual
Mid Cap Value Fund	$1,000.00	$1,109.90	$6.28
Emerging Markets Value Fund	1,000.00	1,064.80	8.14
Long/Short Value Fund	1,000.00	1,067.90	15.07
Small Cap Value Fund	1,000.00	1,058.10	7.76

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.84	$6.01
Emerging Markets Value Fund	1,000.00	1,016.91	7.95
Long/Short Value Fund	1,000.00	1,010.22	14.65
Small Cap Value Fund	1,000.00	1,017.26	7.60

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund expenses are equal to the expense ratio of 1.20%, 1.59%, 2.94%, and 1.52% respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six month period of operation).  The ending account values in the table are based on its actual total returns of the Investor Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund.  Each of the Fund’s Investor Class shares returned 10.99%, 6.48%, 6.79% and 5.81% respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/17	2/28/18	9/1/17 – 2/28/18

Actual
Mid Cap Value Fund	$1,000.00	$1,110.80	$4.76
Emerging Markets Value Fund	1,000.00	1,065.60	6.40
Long/Short Value Fund	1,000.00	1,069.20	13.49
Small Cap Value Fund	1,000.00	1,059.60	6.13

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.28	$4.56
Emerging Markets Value Fund	1,000.00	1,018.60	6.26
Long/Short Value Fund	1,000.00	1,011.75	13.12
Small Cap Value Fund	1,000.00	1,018.84	6.01

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund expenses are equal to the expense ratio of 0.91%, 1.25%, 2.63%, and 1.20% respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six month period of operation).  The ending account values in the table are based on its actual total returns of the Institutional Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund.  Each of the Fund’s Institutional Class shares returned 11.08%, 6.56%, 6.92% and 5.96% respectively.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	4	Trustee, Advisors
(age 71)		term;	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing management)		series not
Milwaukee, WI 53202		March	(2012 to present); Trustee		affiliated with
		2014.	and Chair (2000 to 2012),		the Funds);
			New Covenant Mutual Funds		Independent
			(1999 to 2012); Director and		Trustee from
			Board Member, Alpha Gamma		1999 to 2012,
			Delta Foundation (philanthropic		New Covenant
			organization) (2005 to 2011).		Mutual Funds
(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly Managing	4	Trustee, Advisors
(age 57)		term*;	Director and Vice President,		Series Trust
615 E. Michigan Street		since	Jensen Investment Management,		(for series not
Milwaukee, WI 53202		March	Inc. (a privately-held investment		affiliated with
		2017.	advisory firm) (2002 to 2017).		the Funds).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	4	Trustee, Advisors
(age 83)	of the	term;	Hotchkis and Wiley Funds		Series Trust
615 E. Michigan Street	Board and	since	(mutual funds) (1985 to 1993).		(for series not
Milwaukee, WI 53202	Trustee	May			affiliated with
		2002.			the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly President,	4	Trustee, Advisors
(age 70)		term;	CEO, U.S. Bancorp Fund		Series Trust
615 E. Michigan Street		since	Services, LLC (May 1991 to		(for series not
Milwaukee, WI 53202		January	July 2017); formerly Manager,		affiliated with
		2018.	U.S. Bancorp Fund Services,		the Funds).
LLC (1998 to July 2017).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	4	Trustee, Advisors
(age 59)		term*;	(financial consulting firm)		Series Trust
615 E. Michigan Street		since	(1998 to present).		(for series not
Milwaukee, WI 53202		January			affiliated with
		2016.			the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Age	Held with	Length of	Principal Occupation
and Address	the Trust	Time Served	During Past Five Years

Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 50)	Chief	term; since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 56)	Principal	term; since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 46)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC and
(age 60)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September 2009.
Milwaukee, WI 53202	Compliance
Officer and
AML Officer

Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC (July 2013
(age 31)		term; since	to present); Proxy Voting Coordinator and Class Action
615 E. Michigan Street		December 2017.	Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 6-7, 2017, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Adviser”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”), Pzena Long/Short Value Fund (the “Long/Short Fund”) and Pzena Small Cap Value Fund (the “Small Cap Fund”) (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 17-18, 2017, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2017 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and an appropriate securities benchmark.  The Board considered that the Small Cap Fund was newer with less than two years of performance history. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of a Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also discussed with the Adviser and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Adviser’s views as to the reasons for each Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for each Fund. In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Mid Cap Fund: The Board noted that the Mid Cap Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Emerging Markets Fund: The Board noted that the Emerging Markets Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year period and below the peer group median for the three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was  above the peer group median for the one-year period and below the peer group median for the three-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts.

Long/Short Fund: The Board noted that the Long/Short Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year and three-year periods and below the peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts.

Small Cap Fund: The Board noted that the Small Cap Value Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year period and below the peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year period and below the peer group median for the since inception period.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board noted that, with respect to the Adviser’s long/short strategy, separate accounts were currently only utilized by employees of the Adviser.

Mid Cap Fund: The Board noted that as of June 30, 2017 the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.35% for Investor Class shares and 1.00% for Institutional Class shares and that as of October 12, 2017, the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.25% for Investor Class shares and 0.90% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that, as of October 12, 2017, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios, as of October 12, 2017, for the Investor Class shares was above the peer group median and below the average, and the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser did not receive any advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Emerging Markets Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.60% for Investor Class shares and 1.25% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and the total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was equal to the peer group median and slightly above the peer group average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was equal to the peer group median and slightly above the average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were well below the peer group median and average.  .  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Long/Short Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 2.10% for Investor Class shares and 1.75% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and the total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser did not receive any advisory fees from the Fund during the most recent fiscal period.

Small Cap Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.55% for Investor Class shares and 1.20% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and the total expense ratio for the Institutional Class shares was equal to the peer group median and below the average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser did not receive any advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than the fees charged to the Adviser’s similarly managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board noted the Adviser’s separate account clients are not invested in the Funds, and as a result the Adviser was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 28, 2018 (Unaudited)

Federal Tax Distribution Information

For the fiscal year ended February 28, 2018, certain dividend paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	92.67%
Emerging Markets Value Fund	87.96%
Long/Short Value Fund	0.00%
Small Cap Value Fund	24.48%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2018, was as follows:

Mid Cap Value Fund	88.35%
Emerging Markets Value Fund	1.27%
Long/Short Value Fund	0.00%
Small Cap Value Fund	24.48%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N. A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2018	FYE 2/28/2017
Audit Fees	$71,600	$65,800
Audit-Related Fees	N/A	N/A
Tax Fees	$14,000	$13,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2018	FYE 2/28/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2018	FYE 2/28/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/
Principal Executive Officer

Date  5/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/
Principal Executive Officer

Date  5/1/2018

By (Signature and Title)      /s/Cheryl L King
Cheryl L. King, Treasurer/Principal Financial Officer

Date  5/1/2018